UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   JANUARY 11, 2005

                                AXIA GROUP, INC.

             (Exact name of registrant as specified in its charter)

          NEVADA                    001-09418                87-0509512
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(State or other jurisdiction       (Commission          (IRS Employer
 of incorporation)                 File Number)          Identification No.)

               1324 N. MAGNOLIA AVENUE, EL CAJON, CALIFORNIA 92020
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (619) 444-1919

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         1.       RESCISSION OF D&R CRANE ACQUISITION

      On January 11, 2005, Axia Group, Inc., or Axia, D&R Crane, Inc., a California corporation, or D&R Crane, Jody R. Regan, and Dawnelle Patrick entered into a rescission agreement with respect to Axia's acquisition of all of the capital stock of D&R Crane on or about July 21, 2004.

         On or about July 21, 2004, Mr. Regan and Ms. Patrick sold all of the capital stock of D&R Crane to Axia in exchange for 100,000,000 "pre-split" shares of Axia common stock and 5,000,000 shares of Axia Series C Preferred Stock. On October 18, 2004, Axia conducted a 1,000 for 1 reverse stock split of its common stock, pursuant to which the "pre-split" shares of common stock were reduced to 100,000 shares. On October 22, 2004, Mr. Regan and Ms. Patrick converted the Series C Preferred Stock into an aggregate of 500,000,000 shares of Axia common stock.

         Under the terms of the rescission agreement, Mr. Regan and Ms. Patrick returned the 500,100,000 shares of "post-split" common stock to Axia for cancellation, and Axia transferred all of the capital stock of D&R Crane back to Mr. Regan and Ms. Patrick. In connection therewith, Ms. Patrick resigned as an officer and director of Axia. Mr. Regan and Ms. Patrick agreed to, among other things, cooperate with Axia in connection with its filings under the federal securities laws and provide Axia with a general release, in exchange for which Axia agreed to indemnify Mr. Regan, Ms. Patrick, and D&R Crane, assume a note issued by D&R Crane in the principal amount of $215,000, and provide Mr. Regan, Ms. Patrick and D&R Crane with a general release.

         2.       SERIES D STOCK PURCHASE AGREEMENT

On January 12, 2005, Axia issued 5,000,000 shares of Series D Preferred Stock to Richard F. Schmidt for $20,000 in cash and a note in the principal amount of $30,000.00, payable in three monthly installments of $10,000.00 each. The terms of the Series D Preferred Stock are set forth in Item 5.03. In connection therewith, Axia appointed Mr. Schmidt as a director of Axia. The issuance of the Series D Preferred Stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

         3.       RESCISSION OF REGAN STOCK PURCHASE

         On January 13, 2005, Axia and Jody R. Regan entered into a rescission agreement with respect to Mr. Regan's acquisition of 10,000,000 "pre-split" shares of Axia common stock on or about May 25, 2004.

         On or about May 25, 2004, Mr. Regan purchased 10,000,000 "pre-split" shares of Axia common stock for $50,000.00. On October 18, 2004, Axia conducted a 1,000 for 1 reverse stock split of its common stock, pursuant to which the "pre-split" shares of common stock were reduced to 10,000 shares.

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         Under the terms of the rescission agreement, Mr. Regan returned the
10,000 shares of "post-split" common stock to Axia for cancellation, and Axia paid Mr. Regan $20,000 in cash and issued a note in the principal amount of $30,000.00, payable in three monthly installments of $10,000.00 each. In connection therewith, Mr. Regan resigned as an officer and director of Axia. Mr. Regan agreed to, among other things, cooperate with Axia in connection with its filings under the federal securities laws and provide Axia with a general release, in exchange for which Axia agreed to provide Mr. Regan with a general release.

         4.       SERIES C STOCK PURCHASE AGREEMENT

         On January 28, 2005, Axia issued 250,000 shares of Series C Preferred Stock to Richard F. Schmidt for $5,000 in cash. The issuance of the Series C Preferred Stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         See Item 1.01.

ITEM 1.03         BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         See Item 1.01.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Not Applicable.

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Not Applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

         Not Applicable.

ITEM 2.05         COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         Not Applicable.

ITEM 2.06         MATERIAL IMPAIRMENTS.

         Not Applicable.

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD: TRANSFER OF LISTING.

         Not Applicable.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         See Item 5.03.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         Not Applicable.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT.

         See Items 1.01, 5.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         See Item 1.01.

         On January 13, 2005, the board of directors Axia appointed Richard D. Mangiarelli to fill a vacancy on the board of directors and appointed Richard F. Schmidt as President, Chief Financial Officer, and Secretary of Axia.

         Richard F. Schmidt is a director of Axia and its President, Chief Financial Officer, and Secretary. Mr. Schmidt, age 40, has an extensive background in corporate finance, with over 15 years of direct financial and tax management experience. Mr. Schmidt is currently the Chief Financial Officer of Cybertel Communications, a publicly-traded corporation. He is responsible for all aspects of treasury management, public reporting and investor relations. He is also a director of Global Resource Corporation, a publicly-traded business development company. Mr. Schmidt formerly worked as the Senior Vice President of Iseki, Inc., an international sales and leasing company, assisting the Company with the management and review of its administrative, legal and human resources. Previously at Iseki, Inc., Mr. Schmidt had served as Chief Financial Officer. He also served as a manager and multinational tax and business consultant for Coopers & Lybrand. Mr. Schmidt is a Certified Public Accountant licensed in California.

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         Richard Mangiarelli is a director of Axia. He is the Chairman of the
Board, Chief Executive Officer, Chief Financial Officer and Secretary of Global Resource Corporation, a publicly traded business development company, and is also the Chief Executive Officer, President and Director of Cybertel Communications Corp., a publicly traded corporation. Mr. Mangiarelli is 61 years old. In 1985, he founded USA Energy Corporation, a licensed general and electrical contractor dedicated to energy conservation contracting. He was the Chief Operating Officer of Fulham Company, an electronic ballast manufacturer, from 1993 to 1995. Mr. Mangiarelli holds a BA degree from the University of Connecticut and an MBA degree from Pepperdine University. He is a licensed general contractor and licensed electrical contractor and is retired from the United States Marine Corps at the rank of Colonel.

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS:
                  CHANGE IN FISCAL YEAR.

         On January 12, 2005, Axia designated a series of preferred stock to be known as Series D Preferred Stock, par value $0.001 per share. Each share of Series D Preferred Stock is convertible into such number of shares of Axia common stock equal to $0.01 per share divided by fifty percent (50%) of the average of the per share market during the three (3) trading days immediately preceding the conversion date. Holders of the Series D Preferred Stock shall be entitled to receive dividends or other distributions with the holders of our common stock on an as converted basis when, as, and if declared by our board of directors. The holders of the Series D Preferred Stock shall also be entitled to receive, upon liquidation, an amount equal to $0.01 per share of the Series D Preferred Stock plus all declared but unpaid dividends with respect to such shares. The shares of Series D Preferred Stock are not redeemable.

         The holders of Series D Preferred Stock and the holders of our common stock shall be entitled to notice of any stockholders' meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of Series D Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Series D Preferred Stock held by such holder, (b) the number of issued and outstanding shares of our common stock (on a fully-diluted basis) as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0000004; and (ii) the holders of our common stock shall have one vote per share of common stock held as of such date.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         Not Applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

         Not Applicable.

SECTION 6 - [RESERVED]

         Not Applicable.

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SECTION 7 - REGULATION FD

ITEM 7.01         REGULATION FD DISCLOSURE.

         Not Applicable.

SECTION 8 - OTHER EVENTS

ITEM 8.01         OTHER EVENTS.

         Effective February 1, 2005, Axia effectuated a 1-for-500 reverse split of its outstanding common stock. The number of shares of authorized common stock was not changed by this reverse stock split.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

                  Not Applicable.

         (b) Pro forma financial information.

                  Not Applicable.

         (c) Exhibits.

                  Exhibit #         Description
                  ---------         -----------

                  4.1 Certificate of Designation of the Rights and Preferences of the Series D Convertible Preferred Stock of Axia Group, Inc.

                  10.1     Rescission Agreement between Axia Group, Inc., Jody
                           R. Regan, Dawnelle Patrick, and D&R Crane, Inc.

                  10.2 Stock Purchase Agreement between Axia Group, Inc. and Richard F. Schmidt

                  10.3 Rescission Agreement between Axia Group, Inc. and Jody R. Regan

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AXIA GROUP, INC.
                               (Registrant)

Date:   February 14, 2005      By: /s/ Richard F. Schmidt
                                   ----------------------------------------
                                       Richard F. Schmidt, President,
                                       Chief Financial Officer, and Secretary


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